KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105-1804

                                    April 23, 1996



          Dear Stockholder:

               We previously sent you a proxy card, proxy statement and annual report in connection with the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., to be held on May 2, 1996. According to our latest records, we have not received your proxy card instructing us on how you would like your shares voted on the matters set forth in the Proxy Statement.

               It is important that your shares be represented at the Annual Meeting, therefore, if you have not done so, please date, sign and return your proxy card in the enclosed envelope. In the event you have lost or misplace your card, another proxy card is attached for your convenience.

               If you have already mailed your proxy card, please accept our thanks and disregard this request.

               Thank you for your cooperation.

                                        Sincerely yours,



                                        Richard P. Bruening
                                        Vice President, General Counsel &
                                        Corporate Secretary



                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
         (Date, sign and return promptly in the prepaid envelope enclosed.)

                                     (Tear Here)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


               This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated March 25, 1996, receipt of which is hereby acknowledged.

          Signature________________________________ Date________, 1996

          Signature________________________________ Date________, 1996


                                Please sign  exactly as  name(s) appear.
                                All    joint    owners    should   sign.
                                Executors,   administrators,   trustees,
                                guardians,     attorneys-in-fact,    and
                                officers   of   corporate   stockholders
                                should  indicate the  capacity in  which
                                they  are  signing.     Please  indicate
                                whether you  plan to  attend the  Annual
                                Meeting:
                                (Continued on other side)     [  ]  Will
                                attend    [ ] Will not attend

                    (Continued, and to be signed on reverse side)

                                     (Tear Here)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  Paul H. Henson, Landon
   H. Rowland, and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to vote for the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 2, 1996, or any adjournment thereof as specified herein and in their discretion on all other matters that are properly brought before
   the Annual Meeting.   IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE
   "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSALS 2, 3, 4, 5, 6 and 7.

      1.   Election of two directors.      5.   Approval of amendment to 1991
           Nominees:  James E. Barnes &         Stock Option and Performance
           Jose F. Serrano.                     Award Plan to change vesting
      / /  FOR all nominees except those        provisions.
           indicated below:                     / /FOR / /AGAINST / /ABSTAIN
           ____________________________
     / /   WITHHOLD AUTHORITY to vote      6.   Approved of amendment to 1991
           for all nominees.                    Stock Option and Performance
                                                Award Plan for purposes of
                                                Section 162(m) and 422 of the
      2.   Approval of amendment to 1991        Internal Revenue Code.
           Stock Option and Performance         / /FOR / /AGAINST / /ABSTAIN
           Award Plan to increase number
           of shares authorized.
           / /FOR / /AGAINST / /ABSTAIN    7.   Ratification of the Board of
                                                Directors' selection of Price
                                                Waterhouse LLP as KCSI's
      3.   Approval of amendment to 1991        independent accountants for
           Stock Option and Performance         1996.
           Award Plan to allow automatic        / /FOR / /AGAINST / /ABSTAIN
           grants to outside directors.
           / /FOR / /AGAINST / /ABSTAIN
                                           Unless authority to vote for any
                                           nominee is withheld, authority to
      4.   Approval of amendment to 1991   vote cumulatively for such nominee
           Stock Option and Performance    will be deemed granted, and if
           Award Plan to extend the term   other persons are nominated, this
           of the Plan through February    proxy may be voted for less than
           25, 2006.                       all the nominees named above, in
           / /FOR / /AGAINST / /ABSTAIN    the proxy holders' discretion, to
                                           elect the maximum number of
                                           management nominees.